****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                  EXHIBIT 10.12

                          SOFTWARE PURCHASE AGREEMENT

     This Software Purchase Agreement (the "Agreement") is entered into as of this 31st day of March, 1999 (the "Effective Date") between Phoenix Technologies Ltd., a Delaware corporation having its principal place of business at 411 East Plumeria Drive, San Jose, California 95134 (the "Seller"), and TouchStone Software Corporation, a Delaware corporation having its principal place of business at 1538 Turnpike Street, North Andover, Massachusetts 01845 (the "Buyer").

     WHEREAS, Seller desires to sell the CardWare software product and the intellectual property content embodied therein, as identified hereunder; and to use its best efforts to assign all CardWare license and support agreements ("CardWare Agreements") for CardWare in effect as of the Closing Date in accordance with the terms and conditions of this Agreement; and

     WHEREAS, Buyer desires to purchase title to CardWare, and assume all rights and obligations under the Contract Rights currently in effect as of the Closing Date, all in accordance with the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties agree as follows:

                                   ARTICLE I
                          SALE AND PURCHASE OF ASSETS
                          ---------------------------


     1.0  Definitions: For the purposes of this Agreement, CardWare shall mean
          -----------
the Phoenix software solution, existing on the Closing Date, that is PC Card database independent, and utilizes PCMCIA standard Card Information Structure
(CIS) that provided "Plug and Play" operation and compatibility for PC cards, and all copyright and trade secrets embodied therein.

     1.1  Transfer of Assets, Patent License.  Subject to the terms and
     ---  ----------------------------------
provisions hereof, Buyer shall purchase and acquire from Seller, and Seller shall sell, transfer and convey to Buyer, all title and rights and obligations (except for the Undisclosed Agreements (as hereinafter defined)) of Seller in CardWare, including, without limitation, the following (collectively, the "Software"):

     (a) all documentation (including internal documentation, documentation made available to customers and training materials), sales activity reports (to be delivered to Buyer after the Closing Date) flow-charts, source code notes, software in source and object code, and descriptive, operating, test or other types of documentation and memorialized know-how, trade secrets and inventions, specific to CardWare, and all revisions, release levels and versions of the foregoing, used on or with CardWare (hereinafter collectively referred to as the "Software Documentation");

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (b) all patents and patent applications of Seller only to the extent that it covers the CardWare product, and are not applicable to any other products of the Seller; copyrights, and all trademarks covering the Software or any portion thereof, including the CardWare trademark, the foregoing being more specifically described in the Schedule of Proprietary Rights attached hereto as Exhibit A and
                                                                   ---------
made a part hereof (collectively, the "Proprietary Rights");

     (c) All rights and obligations of Seller under sales agreements, license agreements, and maintenance and support agreements, and addendums and amendments thereto, as set forth in the attached schedule of contract rights, attached hereto as Exhibit B and made a part hereof (collectively, the "Contract
          ---------
Rights").

     (d) For those patents and patent applications of Seller covering other products of Seller, and not subject to sub-section (b), Seller shall grant to Buyer a fully paid, royalty free, worldwide, irrevocable, perpetual nonexclusive license under any Necessary Claims of any issued patent belonging to Seller, or patent application pending as of the Closing Date belonging to Seller, that is required for Buyer to fully exercise its rights and enjoyment of CardWare, in the form it exists, both operationally and functionally as of the Closing Date. "NECESSARY CLAIMS" shall mean those claims of all issued patents and patent applications, other than design patents and design registrations, throughout the world, in existence prior to the Closing Date, which are required by Buyer in exercising its rights and enjoyment of the assignment of title to CardWare as delivered after Closing.

     (e) All revenues and royalties related to the Software, from whatever source, generated after the Closing Date (the "Revenues"). Seller agrees to promptly deliver to Buyer all Revenues upon Seller's receipt thereof.

     1.2  Encumbrances.  The sale and transfer of the Software, shall, at the
     ---  ------------
time of Closing (as hereinafter defined), be free and clear of all obligations, security interests, liens, and encumbrances whatsoever. This Section notwithstanding, Seller shall have no obligation or liability with respect to Buyer's previous licensing of CardWare, prior to the Closing Date, and any encumbrances that Buyer may have created with respect to its own licensing and sale of CardWare.

     1.3  Purchase Price.    The purchase price for the sale and transfer of the
     ---  --------------
Software to Buyer is the sum of ****** ***** Dollars (the "Purchase Price"). The Purchase Price shall be payable as follows:

     (a) Buyer has previously remitted to Seller the sum of ***** (*****) Dollars (the "Initial Payment") pursuant to the terms of that certain Software License Agreement, dated November 6, 1998, as amended (as so amended, the "Software License Agreement") between Seller and Unicore Software, Inc. ("Unicore"), a wholly-owned subsidiary of Buyer. This Initial Payment shall be applied towards the Purchase Price.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (B) AT THE TIME OF CLOSING, THE SUM OF ***** ***** DOLLARS (THE "CLOSING PAYMENT"), PAYABLE IN THE FORM OF SELLER'S CHECK, SHALL BE SENT TO SELLER BY OVERNIGHT DELIVERY AND SHALL BE HELD BY SELLER IN ESCROW UNTIL SELLER HAS DELIVERED TO BUYER THE INSTRUMENTS OF ASSIGNMENT REFERENCED IN SECTION 5.1(A). THE PARTIES ACKNOWLEDGE THAT ***** DOLLARS OF THE CLOSING PAYMENT REPRESENTS PAYMENTS OWED BY UNICORE UNDER THE SOFTWARE LICENSE AGREEMENT WHICH IS BEING APPLIED TO THE PURCHASE PRICE HEREUNDER.

     (C) ON OR BEFORE JUNE 1, 1999, THE SUM OF ***** ***** DOLLARS (THE "FINAL PAYMENT") SHALL BE DELIVERED BY BUYER TO SELLER IN THE FORM OF SELLER'S CHECK IN SUCH AMOUNT.

     As security for the Final Payment, Buyer shall grant Seller a purchase money security interest in the Software pursuant to a mutually acceptable Security Agreement to be entered into by the parties after the Closing (the "Security Agreement"). Such security interest shall be discharged upon payment of the Final Payment. Such Security Agreement shall provide that title to the Software shall revert to Seller in the event the Final Payment is not made when due.

     (d) It is the understanding of the Parties that this transaction would not be subject to sales tax. Should the Commonwealth of Massachusetts assess a sales tax to Seller relating to the transfer of the Software to Buyer, Buyer will assume the tax liability for the sales tax assessed and related interest.

     1.4  Closing.  The completion of the contemplated transactions (the
     ---  -------
"Closing") shall take place on March 31, 1999, or such later date as may be mutually agreed upon by the parties (the "Closing Date").

     1.5  Assumption of Liabilities.  Buyer assumes all rights and obligations
     ---  ----------------------------
related to the Software including those liabilities related to the Contract Rights, and except for the Transitional Liability assumed by Seller, Buyer assumes all liability related to the Software which may exist prior to the Closing Date. Notwithstanding the foregoing, Seller shall be responsible for all liabilities related to a breach of any of Seller's representations and warranties set forth in this Agreement and for any breaches of the Contract Rights by Seller prior to the Closing Date.

     1.6  Access and Information.  Seller shall give to Buyer, and Buyer's
     ---  ----------------------
agents, upon reasonable notice, during normal business hours, from the Closing Date to a period Six (6) months from the Closing Date, access to those books, records, contracts and commitments of Seller (including Contract Rights) directly relating to the Software and shall use all reasonable efforts to furnish Buyer, during such period, with information concerning the Software as Buyer may reasonably request.

     1.7  Conduct of Business.  Seller warrants and represents to Buyer that,
     ---  -------------------
pending completion of the Closing, unless otherwise agreed in writing by Buyer:

     (a) Seller shall not sell, license, contract, commit or otherwise encumber the Software, other than licensing in the ordinary course of business, consistent with past practice, which Buyer understand includes the licensing of CardWare under the Contract Rights.

     (b) Other than in the ordinary course of business, consistent with past practice, Seller shall not amend or modify any previously executed license agreement for CardWare, unless such amendment or modification is requested by the licensee and approved by Buyer , or unilaterally terminate any previously executed license agreement to which it is a party or which in any way relates to the Software. This obligation shall not apply to pending license agreements that have not been executed as of the Closing Date. For those license agreements still pending after the Closing Date, Seller shall refer all such prospective licensees to Buyer, and Seller shall thereafter have no further obligation.

     (c) Seller shall use all reasonable efforts to preserve the Software and the intellectual property rights embodied therein, in good order, including, without limitation, preserving for Buyer the goodwill of suppliers, customers and others having business relationships with Seller which relates to the Software or any portion thereof.

     1.8 Transitional Liability  Seller for a period of Six (6) months after the
         ----------------------
Closing Date will assume the obligation and liability for performance under those license agreements (the "Transitional Liability") that have not been identified to Buyer as of the Closing Date (the "Undisclosed Agreements"), and
properly assigned to Buyer.   Seller's sole obligation and responsibility to
Buyer for any Undisclosed Agreements discovered after the Six (6) month period shall be to promptly disclose and assign such agreements to Buyer. Buyer shall be under no obligation to assume any Undisclosed Agreement if the Buyer, in its discretion, determines that the terms and conditions of such agreements would unduly burden Buyer or subject Buyer to enhanced liability, and may provide written notice to Seller of Buyer's option not to assume any Undisclosed Agreements which Seller provides to Buyer after the Closing Date.


                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller represents and warrants to Buyer as follows:

     2.1  Corporate Existence and Authority.  Seller is a corporation duly
     ---  ---------------------------------
incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

     2.2  Authorization; Binding Effect.  The execution and delivery by Seller
     ---  -----------------------------
of this Agreement and the agreements contemplated thereby, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of Seller. This Agreement and the agreements known to Seller contemplated hereby have been (or prior to the Closing will be) duly and validly executed and delivered by Seller and, upon the execution and delivery thereof by the Buyer, will constitute the legal, valid and binding obligations of Seller enforceable against it in accordance with its terms.

     2.3  Absence of Conflicts.  Seller has all requisite corporate power and
     ---  --------------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller do not, and the performance of this Agreement by Seller will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Seller, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Seller or by which Seller or any of its properties is bound or affected; or (iii) breach any agreement relating to the Software to which Seller is a party.

     2.4  Non-Infringement.  To the best of Seller's knowledge, as of the
     ---  ----------------
Closing Date, the Software does not infringe any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and, to the best of Seller's knowledge, no intellectual property rights or licenses are required from third parties to exercise any rights with respect to the Software.

     2.5  CardWare Proprietary Rights.  The Proprietary Rights are in full force
     ---  ---------------------------
and effect and there are no liens, claims, proceedings or causes of action which in any way effect the validity or enforceability of such Proprietary Rights. Except for the Contract Rights and shrink-wrap license agreements, no rights or licenses, express or implied, have been granted to any third parties under CardWare's Proprietary Rights.

     2.6  Contracts, Licenses, Permits and Approvals.  Seller represents that
     ---  ------------------------------------------
all the agreements identified in the Contract Rights are in full force and effect, that there are no defaults thereunder by Seller, and, to the best of Seller's knowledge, no defaults by third parties and that the licensees thereunder have no claims against Seller with respect to such Contract Rights. Seller has made a diligent effort to determine all existing licensing and support agreements for CardWare in order to identify all agreements defined as Contract Rights, and to the best of Seller's knowledge, has no presently existing contracts or commitments extending beyond the execution date hereof which in any way relate to the Software that are not included in the Contract Rights. Seller shall use its best efforts to obtain the consent of third parties to the assignment of the Contract Rights. For those licenses that are pending and have not been executed by Seller, Buyer at its option can either: (i) have the agreement and the potential licensee referred to Buyer for completion of the licensing transaction, wherein Seller shall have no further obligation; or (ii) Seller can complete the licensing transaction and thereafter assign the executed license to Seller; or (iii) reject the license altogether.

     2.7  Litigation.  As of the Closing Date there is no suit or action, or
     ---  ----------
legal,
administrative, arbitration or other proceeding or governmental investigation affecting the Software pending, or to the best of the knowledge and belief of Seller, threatened against Seller which could adversely effect the Software.

     2.8   Good Title.  Seller has and shall transfer to Buyer at Closing, good
     ---   ----------
and marketable title to the Software. Seller represents that the Software is free and clear of any and all security interests, encumbrances or liens. Notwithstanding the foregoing, Seller shall not be held liable or responsible for any such security interests, encumbrances or liens placed on CardWare by Buyer during the period in which Buyer was marketing and sub-licensing CardWare under a license from Seller.

     2.9   Representations and Warranties.  No representation or warranty by
     ---   ------------------------------
Seller in this Agreement or any documents provided hereunder contains or will contain any untrue statement or omission or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.
All representations and warranties made by Seller in this Agreement and any documents provided hereunder shall be true and correct, as qualified in such statements, as of the date of Closing with the same force and effect as if they had been made on such date.

     2.10  Software. The Software Documentation represents a complete set of
     ----  --------
user guides and reference material necessary to maintain and support CardWare. There are no known errors, malfunctions and/or defects in the Software; and to the best of Seller's knowledge there is no known unauthorized use of the Software or any portion thereof by any third party; and the Software and all portions thereof have been licensed for use by third parties only in accordance with terms and conditions set forth in the licenses identified in the Contract Rights.

     2.11  Rights of Seller in Software.  The Software was acquired by Seller as
     ----  ----------------------------
a result of a merger with Award Software International ("Award") and to the best of Seller's knowledge and belief was created solely by employees, or agents of Award who are / were under an obligation to assign all right, title and interest therein to Award / Seller.

     2.12  CardWare Revenues.  All documentation and information provided to
     ----  -----------------
Buyer by Seller relating to revenues generated by the Software, including, without limitation, the documentation attached hereto as Exhibit C, is true,
                                                         ----------
complete and accurate in all respects.

     2.13  Liabilities.  Seller represents that, to the best of its knowledge,
     ----  -----------
as of the Closing Date, it is not aware of any liabilities of any nature (other than the Contract Rights) relating to the Software.

     2.14  Limitation of Warranties.  Seller's warranties include only express
           ------------------------
written warranties as are contained in this Agreement. Any other express warranties, oral or written, not contained in this Agreement have no force and effect. Except as set forth in this Agreement, Seller hereby disclaims all implied warranties, including without limitation, implied warranties of merchantability and implied warranties of fitness for special or ordinary uses or purposes, or for noninfringement. The Software, except as expressly warranted or represented herein, is purchased "as is" and "with all faults."


EXCEPT AS SET FORTH IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO CARDWARE, AND SELLER DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE (INCLUDING WITHOUT LIMITATION ANY RIGHTS UNDER PATENT, COPYRIGHT AND TRADE SECRETS). BUYER ACCEPTS CARDWARE IN "AS IS" CONDITION. EXCEPT AS SET FORTH IN THIS AGREEMENT, SELLER SHALL NOT BE LIABLE OR OBLIGATED IN ANY MANNER FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, UNDER ANY LEGAL THEORY, EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

   Buyer represents and warrants to Seller as follows:

   3.1     Corporate Existence and Authority.  Buyer is a corporation duly
   ---     ---------------------------------
incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

   3.2     Authorization; Binding Effect.  The execution and delivery by Buyer
   ---     -----------------------------
of this Agreement and the agreements contemplated thereby, and the performance by Buyer of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement and the agreements contemplated hereby have been (or prior to the Closing will be) duly and validly executed and delivered by Buyer and, upon the execution and delivery thereof by Seller, will constitute the legal, valid and binding obligations of Buyer enforceable against it in accordance with its terms.

   3.3     Absence of Conflicts.  Buyer has all requisite corporate power and
   ---     --------------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer does not, and the performance of this Agreement by Buyer will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Buyer, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Buyer or by which Buyer or any of its properties is bound or affected.

   3.4     Representations and Warranties.  No representation or warranty by
   ---     ------------------------------
Buyer in this Agreement or any documents provided hereunder contains or will contain any untrue statement or omission or will omit to state any material fact necessary to make the statements contained herein or therein not misleading. All representations and warranties made by Buyer in this Agreement and any documents provided hereunder shall be true and correct as of the date of Closing with the same force and effect as if they had been made as of such date.

   3.5    Litigation.  There are no pending, or to the best knowledge and
   ---    ----------
belief of Buyer, threatened actions or proceedings before any court or administrative agency or other authority which might or will materially or adversely affect Buyer's ability or right to perform all of Buyer's obligations hereunder.

   3.6    Assumption of Rights and Obligations.  Buyer assumes, agrees to be
          -------------------------------------
bound by, and undertakes to perform each and every one of the terms and conditions contained in the Contract Rights in all respects, as if Buyer were the original party.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT
                              --------------------

   4.1    Conditions Precedent to Seller's Obligations.  The obligations of
   ---    --------------------------------------------
Seller to complete the Closing hereunder are, at Seller's option, subject to the following conditions:

   (a) all representations and warranties by Buyer contained in this Agreement shall be true in all material respects as of and at the Closing.

   (b) Buyer shall have performed and complied with all agreements, terms and conditions required by this Agreement to be performed and complied with by Buyer on or before the Closing, including the payment of the Closing Payment.

   4.2    Conditions Precedent to Buyer's Obligations.  The obligations of
   ---    -------------------------------------------
Buyer to complete the Closing under this Agreement are, at Buyer's option to waive any of the forgoing, subject to fulfillment by Seller, or otherwise, of each of the following conditions:

   (a) all representations and warranties of Seller, as specified and qualified in this Agreement shall be true in all respects as of and at the Closing with the same effect as if said representations and warranties had been made on and as of the Closing, except and to the extent otherwise specifically provided by the terms and conditions of this Agreement.

   (b) Seller shall have performed and complied with the terms and conditions required by this Agreement and to be performed and complied with by Seller on or before the Closing.

   (c) Seller shall have delivered to Buyer such other instruments and documents as Buyer shall reasonably request that are necessary for the purpose of further perfecting the title of Buyer in the Software. Pursuant to this obligation, Seller shall deliver all those Contract Rights known and in Seller's possession at the time of Closing. Buyer fully understands that other licenses may exist that Seller is not aware of, or cannot locate. Failure to deliver all licenses outstanding for CardWare shall not be deemed a breach of this obligation.

   4.3     Waivers and Consents.  Promptly following the execution of this
   ---     --------------------
Agreement, Seller shall use its best efforts to obtain such written waivers and consents as may be required or reasonably requested by Buyer in connection with the sale and assignment of the Software to Buyer in accordance with the terms of this Agreement.


                                   ARTICLE V
                              CLOSING OBLIGATIONS
                              -------------------

   5.1     Seller's Obligations at Closing.  At the Closing, Seller shall
   ---     -------------------------------
execute and deliver to Buyer:

   (a) a bill of sale, assignment, and such other instruments and documents of conveyance and transfer to Buyer in all of the Software.

   (b) use all reasonable efforts to secure all appropriate original instruments of consent or waiver executed by third parties with respect to all Contract Rights being transferred to Buyer hereunder in order to more fully effect the transfer of the Contract Rights. Buyer understands and agrees that Seller may not be able to secure consent for all outstanding licenses for CardWare, and that Seller's inability to secure consent for all outstanding licenses for CardWare shall not be a breach of Seller's obligations hereunder.

   (c) possession of the originals of all Software Documentation and all copies thereof.

   5.2     Seller's Further Assurances.  From time-to-time, at Buyer's request,
   ---     ---------------------------
whether at or after the Closing and without further consideration, Seller shall execute and deliver to Buyer such instruments as may reasonably be required to carry out the intent and purpose of this Agreement, and deliver to Buyer such other data, papers and information as may be requested by Buyer to assist Buyer in the use of the Software.

   5.3     Buyer's Obligations at Closing.  At Closing, or any mutually agreed
   ---     ------------------------------
upon time after Closing, Buyer shall execute and deliver to Seller the Closing Payment.


                                   ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     6.1   Brokerage.  Each party hereto represents and warrants to the other
     ---   ---------
that no broker or finder is entitled to any commission, or similar fee, in connection with the making or carrying out of this Agreement.

     6.2   Effectiveness.  This Agreement supersedes any and all agreements
     ---   -------------
related to CardWare, if any, previously made between the parties relating to the subject matter hereof and there are no understandings or agreements other than those included or referenced herein.

   6.3     Notices and Communications.  Any notice, payment, request,
   ---     --------------------------
instruction, or other document to be delivered hereunder shall be deemed sufficiently given if in writing and delivered personally or mailed by certified mail, postage prepaid, if to Buyer addressed to Buyer at the address set forth above, with one copy to Mark E. Tully, Esq., Devine, Millimet & Branch, P.A., 12 Essex Street, P.O. Box 39, Andover, MA 01810 and if addressed to Seller at the address first set forth above, with one copy to Stuart J. Nichols, Esq. unless in each such case Buyer or Seller shall have notified the other in writing of a different address.

   6.4     Non-Waiver.  No delay or failure on the part of either party in
   ---     ----------
exercising any right hereunder, and no partial or single exercise thereof, will constitute a waiver of such right or of any other right hereunder.

   6.5     Headings.  Headings in this Agreement are for convenience only and
   ---     --------
are not to be used for interpreting or construing any provisions hereof.

   6.6     Governing Law.  This Agreement shall be construed in accordance with
   ---     -------------
and governed by the laws of the Commonwealth of Massachusetts to the jurisdiction of whose courts the parties hereto submit.

   6.7     Counterparts.  This Agreement may be executed in two or more
   ---     ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one in the same instrument.

   6.8     Binding Nature.  The provisions of this Agreement shall be binding
   ---     --------------
upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

   6.9     Survival of Representations and Warranties.  Except as otherwise
   ---     ------------------------------------------
expressly provided in this Agreement, the representations and warranties of Buyer and Seller shall survive the Closing.

   6.10    Amendment; Successors and Assigns.  This Agreement may be amended
   ----    ---------------------------------
only by an instrument signed by the authorized representatives of the parties hereto. Neither party may assign any of its rights, obligations, or liabilities arising hereunder without the prior written consent of the other, except as otherwise provided herein, and any such assignment or attempted assignment shall be null and void.

   6.11    Termination of Unicore License Agreement.  Effective as of the
   ----    ----------------------------------------
Closing Date, the parties hereto and Unicore agree that Addendum A to the Unicore Software License Agreement with respect to licensing of the Software
shall terminate and neither Unicore,   Seller or Buyer shall have any
obligations thereunder with respect to the Software (including, without limitation, any payment obligation).

   6.12    Audit.  Once per calendar year Buyer may audit the records and
   ----    -----
supporting documentation of Seller relating to the Software to determine whether Seller has correctly remitted to Buyer all Revenue due Buyer hereunder. To facilitate the audit, Seller will give the auditor reasonable access, during normal business hours, to Seller's premises where such records and documentation are located, provided that such auditor has executed a confidentiality agreement prior to such access. If an audit discloses an underpayment of Revenues, Seller will immediately pay Buyer the additional Revenue due, together with interest thereon from the original payment due date at the rate of one percent (1%) per month or the highest rate allowed by law (whichever is less). Buyer and Seller will bear their own expenses incurred in the audit; however, if an audit discloses an underpayment of Revenue of five percent (5%) or more of the total Revenues originally due for the period being audited, Seller will reimburse Buyer for all expenses incurred by Buyer in the audit.

   6.13    Noncompetition.  Seller agrees, for a one (1) year period after the
           --------------
Closing Date, to not independently develop, directly or indirectly, any products which are similar in functionality and operation as the Software. Notwithstanding the foregoing, the Seller shall not be prohibited from licensing the CardExecutive software product from Softex, and derivatives and modifications based thereon.

   6.14    Japanese Customers.  Within two (2) weeks of the Closing Date, the
           ------------------
parties shall enter into a mutually satisfactory agreement with respect to the providing of service and support by Seller to customers using the Software in Japan.

   6.15    NRE Fees.  All NRE fees incurred by Buyer after the Closing Date
           --------
regarding the April 16, 1997 (with all amendments) Agreement between the Seller and Compaq Computer Corp. (the "Compaq Agreement") shall belong to Buyer. All NRE fees incurred by Seller prior to the Closing regarding the Compaq Agreement shall belong to Seller. Notwithstanding anything to the contrary set forth in this Agreement, Seller agrees to complete all NRE work which it has initiated and to use all reasonable efforts to provide for the transition of such NRE work to the Buyer.

   6.16    Delivery of Hardware Platforms.  Seller agrees to promptly (but no
           ------------------------------
later than two weeks or any mutually agreed upon extension thereof) deliver to Buyer all hardware platforms (including, without limitation, Compaq platforms, Toshiba platforms, DEC platforms, any PC-card inventory related to the Software, and hardware related to the development of the Software) utilized by Seller in connection with the Software.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal by their authorized representatives as of the date first above written.


                                    PHOENIX TECHNOLOGIES LTD.

                                    By:    ___________________________
                                    Name:  ___________________________
                                    Title: ___________________________

                                    TOUCHSTONE SOFTWARE CORPORATION


                                    By:  ___________________________
                                         Pierre A. Narath, President

                                    UNICORE SOFTWARE, INC. (with respect to
                                    Section 6.11 only)

                                    By:  ___________________________
                                         Pierre A. Narath, President